UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21681
Guggenheim Enhanced Equity Income Fund
 (Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
 (Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 827-0100
Date of fiscal year end: December 31
Date of reporting period: January 1, 2019 to June 30, 2019

Item 1.  Reports to Stockholders.
The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM

6.30.2019 (Unaudited)

Guggenheim Funds Semiannual Report

Guggenheim Enhanced Equity Income Fund

Beginning on January 1, 2021, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. At any time, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a registered shareholder and your shares are held with the Fund's transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to "Communication Preferences" or call 1-866-488-3559.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all closed-end funds you hold.

GuggenheimInvestments.com

CEF-GPM-SAR-0619

Section 19(a) Notices

Guggenheim Enhanced Equity Income Fund’s (the “Fund”) reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

June 30, 2019
	Total Cumulative Distribution				% Breakdown of the Total Cumulative
	For the Fiscal Year					Distributions for the Fiscal Year
	Net	Net				Net	Net
	Realized	Realized				Realized	Realized
Net	Short-Term	Long-Term		Total per	Net	Short-Term	Long-Term		Total per
Investment	Capital	Capital	Return of	Common	Investment	Capital	Capital	Return of	Common
Income	Gains	Gains	Capital	Share	Income	Gains	Gains	Capital	Share
$0.0000	$0.0000	$0.0000	$0.4800	$0.4800	0.00%	0.00%	0.00%	100.00%	100.00%

If the Fund has distributed more than its income and net realized capital gains, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of a shareholder’s investment in a Fund is returned to the shareholder. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.”
Section 19(a) notices for the Fund are available on the Fund’s website at guggenheiminvestments.com/gpm.

Section 19(b) Disclosure

The Fund, acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes a fixed amount per share, $0.2400, on a quarterly basis.
The fixed amounts distributed per share are subject to change at the discretion of the Fund’s Board. Under its Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Fund will distribute capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.
The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus and its website, guggenheiminvestments.com/gpm for a more complete description of its risks.

GUGGENHEIMINVESTMENTS.COM/GPM
...YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM ENHANCED EQUITY INCOME FUND
The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/gpm, you will find:
• Daily, weekly and monthly data on share prices, distributions and more
• Portfolio overviews and performance analyses
• Announcements, press releases and special notices
• Fund and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	June 30, 2019

DEAR SHAREHOLDER:
We thank you for your investment in the Guggenheim Enhanced Equity Income Fund (“GPM” or the “Fund”). This report covers the Fund’s performance for the six-month period ended June 30, 2019.
The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. Guggenheim Partners Investment Management LLC (“GPIM” or the “Sub-Adviser”) seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing an option writing strategy developed by GPIM. The Fund may seek to obtain exposure to equity markets through investments in individual equity securities, through investments in exchange-traded funds (“ETFs”) or other investment funds that track equity market indices, and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets.
All Fund returns cited—whether based on net asset value (“NAV”) NAV or market price—assume the reinvestment of all distributions. For the six-month period ended June 30, 2019, the Fund provided a total return based on market price of 27.37% and a total return net of fees based on NAV of 19.44%. As of June 30, 2019, the Fund’s closing market price of $8.13 per share represented a premium of 3.44% to its NAV of $7.86 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
In each quarter of the period, the Fund paid a distribution of $0.24 per share. The most recent distribution represents an annualized distribution rate of 11.81% based on the Fund’s closing market price of $8.13 as of June 30, 2019. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(d) on page 39 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. GPIM serves as the Fund’s Sub-Adviser and is responsible for the management of the Fund’s portfolio of investments. Both the Adviser and the Sub-Adviser are affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 61 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per

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(Unaudited) continued	June 30, 2019

share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.
To learn more about the Fund’s performance and investment strategy for the six months ended June 30, 2019, we encourage you to read the Questions & Answers section of the report, which begins on page 7.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gpm.
Sincerely,
Guggenheim Funds Investment Advisors, LLC

Guggenheim Enhanced Equity Income Fund
July 31, 2019

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QUESTIONS & ANSWERS (Unaudited)	June 30, 2019

The Guggenheim Enhanced Equity Income Fund (the “Fund” or “GPM”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes Farhan Sharaff, Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; Qi Yan, Managing Director and Portfolio Manager; and Daniel Cheeseman, Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the six-month period ended June 30, 2019.
Please describe the Fund’s investment objective and explain how GPIM’s investment strategy seeks to achieve it.
The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. GPIM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing an option-writing strategy developed by GPIM (the “portable alpha model”). The Fund may seek to obtain exposure to equity markets through investments in individual equity securities, through investments in exchange-traded funds (“ETFs”) or other investment funds that track equity market indices, and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets.
The Fund utilizes leverage to seek to deliver excess returns from the portable alpha model while maintaining a risk profile similar to the large cap U.S. equity market, presenting the potential benefit of greater income and a focus on capital appreciation. Although the use of financial leverage by the Fund may create an opportunity for increased return for the Fund’s common shares, it may also result in additional risks and may magnify the effect of any losses. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.
Can you describe the options strategy in more detail?
The Fund has the ability to write call options on the ETFs or on indices that the ETFs may track, which will typically be at- or out-of-the-money. GPIM’s strategy typically targets one-month options, although options of any strike price or maturity may be used. The Fund may, but does not have to, write options on 100% of the equity holdings in its portfolio. The typical hedge ratio (i.e., the percentage of the Fund’s equity holdings on which options are written) for the Fund is 67%, which is designed to produce a portfolio that, inclusive of leverage, has a beta of one to broad market indices. The hedge ratio, however, may be adjusted depending on the investment team’s view of the market and GPIM’s macroeconomic views. Changing the hedge ratio will impact the beta (represents the systematic risk of a portfolio and measures its sensitivity to a benchmark) of the portfolio resulting in a portfolio that has either higher or lower risk-adjusted exposure to broad market equities.
GPIM may engage in selling call options on indices, which could include securities that are not specifically held by the Fund. An option on an index is considered covered if the Fund also holds shares

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QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2019

of a passively managed ETF that fully replicates the respective index and has a value at least equal to the notional value of the option written.
The Fund may also write call options on securities, including ETFs, that are not held by the Fund, or on indices other than the indices tracked by the ETFs held by the Fund. As such transactions would involve uncovered option writing, they may be subject to more risks compared to the Fund’s covered call option strategies involving writing options on securities, including ETFs, held by the Fund or indices tracked by the ETFs held by the Fund. When the Fund writes uncovered call options, it will earmark or segregate cash or liquid securities in accordance with applicable guidance provided by the staff of the U.S. Securities and Exchange Commission (SEC).
The Fund seeks to achieve its primary investment objective of seeking a high level of current income through premiums received from selling options and dividends paid on securities owned by the Fund. Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option.
How are managed assets allocated?
The Fund seeks to have ~67% of total assets (~100% of net assets) invested in the 500 individual stocks comprising the S&P 500 in equal weights (i.e., the S&P 500 Equal Weight Index) and ~33% of total assets (~50% of net assets) invested in a basket of broad index ETFs (S&P 500, Russell 2000, and NASDAQ-100). The hedge ratio remains ~67%, with options primarily written on indexes tracked by the ETFs in which the Fund invests.
The long equity exposure (100% of net assets) comes from an allocation to the stocks, equally weighted and rebalanced quarterly, in the S&P 500 Equal Weight Index (the “Equal Weight Index”). The exposure to the Equal Weight Index is expected to provide a higher level of beta than the capitalization weighted S&P 500 Index, as the Equal Weight Index has outperformed the market-capitalization weighted S&P 500 Index by an average of 1.8% annually since its introduction in 1990.
The other 50% of net assets is allocated in accordance with GPIM’s portable alpha model, which in this strategy currently consists of ETFs tracking the S&P 500, Russell 2000, and NASDAQ-100 Indices paired with options written for a notional amount of 100% of net assets against the S&P 500, Russell 2000, and NASDAQ-100 Indices. This portfolio will be actively rebalanced to maintain a constant net market exposure similar to the large cap U.S. equity market, which GPIM believes will allow the Fund to dynamically capture the volatility risk premium in both rising and falling equity markets.
Please provide an overview of the economic and market environment during the six months ended June 30, 2019.
U.S. economic growth slowed to an annualized 2.1% in the second quarter from 3.1% in the first quarter. Personal consumption expenditures rebounded sharply, as expected, while government spending contributed an outsized 0.90% to growth, the most since mid-2009. However, negative

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QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2019

contributions were seen from housing, business capital expenditures, inventory investment, and net exports. Looking ahead, we expect the economy to grow at a 2.0% pace in the third quarter.
The Q2 Gross Domestic Product (GDP) release also featured annual revisions to the five prior years of data, which showed that growth peaked in year-over-year terms in Q2 2018, earlier than previously thought. An upwardly revised personal savings rate could give consumption room to run, while downwardly revised and shrinking corporate profits may continue to pressure investment spending and could begin to weigh more heavily on hiring.
With growth in the first half of the year coming in somewhat above potential, the labor market continued to strengthen, albeit at a slower pace than the year before. Net monthly payroll gains averaged 165,000 in the first half of 2019, down from 235,000 in the first half of 2018. This was enough to push the unemployment rate down by 0.20% to 3.7%. While the labor market remains strong, we believe the sharper slowdown in aggregate hours worked—a component of Guggenheim’s U.S. Recession Dashboard—may foreshadow a deterioration in labor market conditions in 2020.
After a weak start to the year, core inflation picked up in the second quarter but remained below the U.S. Federal Reserve (the “Fed”) target at 1.8% annualized. We expect inflation to firm a bit further in the second half of 2019. The Fed is also closely watching inflation expectations, which currently sit below levels the Fed would like to see. After a 14% decline in the fourth quarter of 2018, stocks rebounded as the Fed’s pivot on monetary policy took hold, and the government shutdown was resolved.
Internationally, the European Central Bank kept policy rates constant but modified their forward guidance, noting that rates would remain at or below current levels until mid-2020 at the earliest. They also signaled a high probability of rate cuts and a resumption of asset purchases at the September meeting. In Japan, core inflation weakened in the second quarter to 0.6%, while industrial production and exports remained in contraction from year ago levels.
Although the U.S. economy is in good shape overall, on July 31, after the period ended, the Fed announced its first rate cut since 2008 amid growing downside risks to policymakers’ baseline growth and inflation forecasts. Key among these are slowing global growth, the threat of additional U.S.-China tariffs and a possible hard Brexit, the odds of which have increased with the ascendance of Boris Johnson as the U.K. Prime Minister. While a possible U.S. fiscal contraction in 2020 was averted by the recently-signed budget deal, we expect two more Fed rate cuts in 2019, as Chair Jerome Powell seeks to sustain the expansion. In our view, this could serve to embolden the White House to impose new tariffs on China and Europe later this year, which could in turn further cloud the outlook for global growth.
How did the Fund perform for the six-month period ended June 30, 2019?
All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. For the six-month period ended June 30, 2019, the Fund provided a total return based on market price of 27.37% and a total return net of fees based on NAV of 19.44%. As of June 30, 2019, the Fund’s closing market price of $8.13 per share represented a premium of 3.44% to its NAV of $7.86 per share. As of December 31, 2018, the Fund’s closing market price of $6.78 per share represented a discount of 3.0% to its NAV of $6.99 per share.

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QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2019

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
What were the Fund’s distributions during the period?
In each quarter of the period, the Fund paid a distribution of $0.24 per share. The most recent distribution represents an annualized distribution rate of 11.81% based on the Fund’s closing market price of $8.13 as of June 30, 2019.
The Fund adopted a managed distribution policy effective with the June 30, 2017 distribution, under which the Fund will pay a quarterly distribution in a fixed amount until such amount is modified by the Fund’s Board of Trustees. If sufficient net investment income is not available, the distribution will be supplemented by capital gains and, to the extent necessary, return of capital. For the period ended June 30, 2019, 100% of the distributions were estimated to be characterized as a return of capital. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these distributions for federal income tax purposes.
There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(d) on page 39 for more information on distributions for the period.
How did other markets perform in this environment for the six-month period ended June 30, 2019?

Index	Total Return
Chicago Board Options Exchange Volatility Index (“VIX”)	-40.68%
Dow Jones Industrial Average	15.40%
NASDAQ-100 Index	21.85%
Russell 2000 Index	16.98%
S&P 500 Equal Weight Index	19.19%
S&P 500 Index	18.54%

Discuss market volatility over the period.
After setting peaks in October 2018, equities and credit sectors began a wild ride down to bear market territory, with the selloff intensifying in December 2018 amid a severe lack of liquidity. Among the factors influencing this return were trade war fears and the potential impact on global growth, along with concerns of overtightening by the Fed. Then, driven by a dovish pivot by the Fed, progress in the U.S./China trade talks, and very oversold conditions at the start of 2019, the S&P 500 Index reversed course and pushed to a record high in late June 2019. The Fund’s long equity exposure is tied to the Equal Weight Index, which slightly outperformed the cap-weighted S&P 500 Index.
At the beginning of 2019, Guggenheim’s view was that market volatility would be on the rise. Through June, volatility did not turn substantially higher despite negative headlines, but the level remained above

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QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2019

the five-year average. The trend for volatility remains on an upward trajectory, though—there’s been a strong relationship with the VIX index and the yield curve advanced by three years (Bank of America Merrill Lynch Research).
Volatility began the period at its highest level, around 25, then steadily fell through the spring, except for a jump over 20 in May, when consumers, businesses, and investors confronted a meaningful headwind—the risk of escalating trade tensions and their unintended consequences. This came to fruition when China was perceived to backtrack on agreements regarding changes it would make to its trade and domestic policies, bringing negotiations to a standstill. When the world learned of this development over social media, it was forced to reassess its expectations for trade and growth over the foreseeable future. The following two weeks saw the 10-year Treasury yield fall 13 basis points, but the VIX never rose any higher through the end of the period.
Guggenheim expects future bouts of volatility, with further market gains to be hard won. The strong year-to-date performance has resulted solely from the expansion in the market’s price-to-earnings (P/E) multiple. This scenario could leave the market vulnerable to earnings disappointment or negative developments in trade.
What most influenced the Fund’s performance?
For the period, the return on the underlying portfolio holdings contributed most to performance. The Fund was helped from the allocation to ETFs that track the S&P 500 as well as other indices, some of which outperformed the S&P 500.
The Fund’s derivative use, consisting mostly of options sold to generate income and gains, also contributed to return, even as the implied-realized volatility spread that the Fund attempts to capture was tight over much of the period. In between spells of heightened volatility in early January and May, the VIX traded near historic lows, with realized volatility even lower, as the S&P 500 continued its upward climb.
The Fund typically does better in a sustained volatility environment, whether at a low or a high level, rather than in a sharp market move, such as that in the fourth quarter of 2018.
Can you discuss the Fund’s approach to leverage?
Leverage was a contributor to return during the period, as the Fund’s total return was above that of the cost of leverage. There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. Please see Note 6 on page 44 for more information on the Fund’s credit facility agreement.
Our approach to leverage is dynamic, and we tend to have a higher level of leverage when we are more constructive on equity market returns in accordance with our macroeconomic outlook and when we believe volatility is most attractive. Leverage at the end of the period was about 31% of the Fund’s total managed assets.

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QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2019

In light of the strong year-to-date gains, the ongoing uncertainty surrounding the trade spat with China, and signs the global economy is slowing, Guggenheim has shifted to a more neutral outlook for risk assets. Guggenheim’s view is not bearish on the equity market, but with the S&P 500 recently reaching a new all-time high, the overall risk/reward outlook has become less compelling. In the near-term, market price seems to have outdistanced underlying fundamentals.
Index Definitions
Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.
CBOE (Chicago Board Options Exchange) Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30-day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 Index over the next 30-day period, which is then annualized.
Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. The DJIA was invented by Charles Dow in 1896.
NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on the Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.
Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.
S&P 500® Equal Weight Index has the same constituents as the S&P 500, but each company is assigned a fixed equal weight.
S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Risks and Other Considerations
Investing involves risk, including the possible loss of principal and fluctuation of value. Stock markets can be volatile. Investments in securities of small and medium capitalization companies may involve greater risk of loss and more abrupt fluctuations in market price than investments in larger companies. There are risks associated with options. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it

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QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2019

may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. The Fund’s use of leverage involves risk. Although the use of financial leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views may differ from views of other investment professionals at Guggenheim and should not be construed as research, investment advice or a recommendation of any kind regarding the Fund or any issuer or security, do not constitute a solicitation to buy or sell any security and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation or particular needs of any specific investor.
The views expressed in this report may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
There can be no assurance that the Fund will achieve its investment objectives or that any investment strategies or techniques discussed herein will be effective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown.
Please see guggenheiminvestments.com/gpm for a detailed discussion about Fund risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 13

FUND SUMMARY (Unaudited)	June 30, 2019

Fund Statistics
Share Price	$8.13
Net Asset Value	$7.86
Premium to NAV	3.44%
Net Assets ($000)	$379,047

AVERAGE ANNUAL TOTAL RETURNS1
FOR THE PERIODS ENDED JUNE 30, 2019

	Six Month	One	Three	Five	Ten
	(non-annualized)	Year	Year	Year	Year
Guggenheim Enhanced
Equity Income Fund
NAV	19.44%	4.90%	10.57%	7.80%	9.47%
Market	27.37%	8.43%	15.43%	9.01%	12.61%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gpm. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.
1      Performance prior to June 22, 2010, under the name Old Mutual/Claymore Long-Short Fund was achieved through an investment strategy of a long-short strategy and an opportunistic covered call writing strategy by the previous investment sub-adviser, Analytic Investors, LLC, and factors in the Fund’s fees and expenses.

Portfolio Breakdown	% of Net Assets
Common Stock
Consumer, Non-cyclical	21.2%
Financial	19.4%
Consumer, Cyclical	13.3%
Industrial	13.2%
Technology	10.4%
Communications	6.2%
Energy	6.0%
Other	9.1%
Exchange-Traded Funds	45.5%
Money Market Fund	2.9%
Options Written	-2.5%
Total Investments	144.7%
Other Assets & Liabilities, net	-44.7%
Net Assets	100.0%

14 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

Portfolio breakdown is subject to change daily. For more information, please visit guggenheiminvestments.com/gpm. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results. All or a portion of the above distributions may be characterized as a return of capital. For the year ended December 31, 2018, 2.98% of the distributions were characterized as income, 63.02% of the distributions were characterized as capital gains and 34.00% of the distributions were characterized as return of capital. As of June 30, 2019, 100.00% of the distributions were estimated to be characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2019 will be reported to shareholders in 2020.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 15

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019

	Shares	Value

COMMON STOCKS† – 98.8%
Consumer, Non-cyclical – 21.2%
Allergan plc[1]	6,319	$ 1,057,990
Corteva, Inc.*	29,079	859,866
DaVita, Inc.*,1	14,986	843,112
IQVIA Holdings, Inc.*	5,184	834,106
Mylan N.V.*,1	43,037	819,424
Alexion Pharmaceuticals, Inc.*,1	6,211	813,517
Perrigo Company plc[1]	16,964	807,826
Incyte Corp.*,1	9,426	800,833
United Rentals, Inc.*	5,961	790,607
Vertex Pharmaceuticals, Inc.*	4,303	789,084
Becton Dickinson and Co.[1]	3,128	788,287
IHS Markit Ltd.*	12,348	786,815
Illumina, Inc.*,1	2,129	783,791
HCA Healthcare, Inc.[1]	5,785	781,958
Cardinal Health, Inc.[1]	16,587	781,248
Nektar Therapeutics*	21,931	780,305
Boston Scientific Corp.*,1	18,122	778,884
Universal Health Services, Inc. — Class B	5,967	778,037
Intuitive Surgical, Inc.*,1	1,475	773,711
Humana, Inc.[1]	2,908	771,492
Stryker Corp.	3,747	770,308
Baxter International, Inc.[1]	9,399	769,778
Constellation Brands, Inc. — Class A1	3,904	768,854
Avery Dennison Corp.[1]	6,635	767,537
Amgen, Inc.[1]	4,160	766,605
Cooper Companies, Inc.[1]	2,267	763,730
Monster Beverage Corp.*	11,943	762,322
Varian Medical Systems, Inc.*	5,597	761,920
Laboratory Corporation of America Holdings*,1	4,402	761,106
ABIOMED, Inc.*,1	2,919	760,370
Molson Coors Brewing Co. — Class B	13,565	759,640
Estee Lauder Companies, Inc. — Class A1	4,141	758,258
Teleflex, Inc.	2,287	757,340
ResMed, Inc.	6,203	756,952
FleetCor Technologies, Inc.*,1	2,686	754,363
Thermo Fisher Scientific, Inc.	2,568	754,170
IDEXX Laboratories, Inc.*,1	2,736	753,303
Dentsply Sirona, Inc.[1]	12,903	753,019
Biogen, Inc.*,1	3,217	752,360
Lamb Weston Holdings, Inc.	11,870	752,083
Regeneron Pharmaceuticals, Inc.*	2,400	751,200

See notes to financial statements.
16 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2019

	Shares	Value

COMMON STOCKS† – 98.8% (continued)
Consumer, Non-cyclical – 21.2% (continued)
Zoetis, Inc.	6,612	$ 750,396
Equifax, Inc.[1]	5,547	750,176
Kraft Heinz Co.[1]	24,167	750,144
Danaher Corp.[1]	5,246	749,758
Abbott Laboratories[1]	8,909	749,247
H&R Block, Inc.[1]	25,531	748,058
Gilead Sciences, Inc.[1]	11,038	745,727
Philip Morris International, Inc.	9,488	745,093
Moody’s Corp.	3,809	743,936
Gartner, Inc.*,1	4,619	743,382
Robert Half International, Inc.	13,022	742,384
Pfizer, Inc.	17,130	742,072
Merck & Company, Inc.	8,849	741,989
S&P Global, Inc.	3,257	741,912
Quanta Services, Inc.	19,389	740,466
McKesson Corp.	5,502	739,414
Global Payments, Inc.[1]	4,612	738,520
Total System Services, Inc.	5,755	738,194
Quest Diagnostics, Inc.	7,250	738,122
CVS Health Corp.[1]	13,522	736,814
Verisk Analytics, Inc. — Class A	5,023	735,669
Edwards Lifesciences Corp.*,1	3,982	735,635
Cintas Corp.[1]	3,099	735,362
Hologic, Inc.*,1	15,312	735,282
MarketAxess Holdings, Inc.	2,286	734,766
Zimmer Biomet Holdings, Inc.[1]	6,237	734,345
AmerisourceBergen Corp. — Class A1	8,612	734,259
Archer-Daniels-Midland Co.[1]	17,958	732,686
Medtronic plc[1]	7,513	731,691
Automatic Data Processing, Inc.[1]	4,425	731,585
Cigna Corp.[1]	4,624	728,511
UnitedHealth Group, Inc.	2,985	728,370
Johnson & Johnson[1]	5,229	728,295
WellCare Health Plans, Inc.*	2,551	727,214
Coca-Cola Co.[1]	14,276	726,934
Eli Lilly & Co.[1]	6,555	726,228
McCormick & Company, Inc.[1]	4,677	724,982
Anthem, Inc.[1]	2,567	724,433
PepsiCo, Inc.	5,519	723,706
Coty, Inc. — Class A1	53,940	722,796
Procter & Gamble Co.[1]	6,587	722,265

See notes to financial statements.
GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2019

	Shares	Value

COMMON STOCKS† – 98.8% (continued)
Consumer, Non-cyclical – 21.2% (continued)
Tyson Foods, Inc. — Class A	8,943	$ 722,058
Brown-Forman Corp. — Class B1	13,020	721,698
PayPal Holdings, Inc.*	6,305	721,670
General Mills, Inc.[1]	13,715	720,312
Henry Schein, Inc.*	10,276	718,293
Nielsen Holdings plc[1]	31,765	717,889
Centene Corp.*,1	13,679	717,327
Mondelez International, Inc. — Class A	13,306	717,193
Sysco Corp.	10,138	716,959
Hormel Foods Corp.[1]	17,680	716,747
Colgate-Palmolive Co.[1]	9,986	715,697
Clorox Co.[1]	4,669	714,871
Hershey Co.[1]	5,296	709,823
Kimberly-Clark Corp.[1]	5,321	709,183
Celgene Corp.*,1	7,590	701,620
Bristol-Myers Squibb Co.[1]	15,402	698,481
Rollins, Inc.	19,455	697,851
Campbell Soup Co.[1]	17,333	694,533
Church & Dwight Company, Inc.[1]	9,493	693,558
Kellogg Co.[1]	12,935	692,928
JM Smucker Co.	5,940	684,228
AbbVie, Inc.[1]	9,309	676,950
Align Technology, Inc.*,1	2,396	655,785
Kroger Co.[1]	30,194	655,512
Conagra Brands, Inc.[1]	24,515	650,138
Altria Group, Inc.[1]	13,031	617,018
Total Consumer, Non-cyclical		80,535,251
Financial – 19.4%
Jefferies Financial Group, Inc.[1]	40,740	783,430
Goldman Sachs Group, Inc.[1]	3,822	781,981
BlackRock, Inc. — Class A1	1,639	769,183
Franklin Resources, Inc.[1]	21,958	764,138
Affiliated Managers Group, Inc.[1]	8,290	763,841
Berkshire Hathaway, Inc. — Class B*,1	3,570	761,017
Wells Fargo & Co.	16,067	760,290
Citigroup, Inc.[1]	10,855	760,176
Principal Financial Group, Inc.	13,101	758,810
T. Rowe Price Group, Inc.	6,914	758,535
CBRE Group, Inc. — Class A*,1	14,780	758,214
KeyCorp[1]	42,712	758,138

See notes to financial statements.
18 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2019

	Shares	Value

COMMON STOCKS† – 98.8% (continued)
Financial – 19.4% (continued)
Comerica, Inc.[1]	10,433	$ 757,853
Huntington Bancshares, Inc.[1]	54,828	757,723
Bank of America Corp.[1]	26,123	757,567
Northern Trust Corp.	8,403	756,270
SVB Financial Group*	3,357	753,949
People’s United Financial, Inc.	44,829	752,230
Weyerhaeuser Co. REIT	28,491	750,453
Zions Bancorp North America[1]	16,321	750,440
Raymond James Financial, Inc.	8,872	750,128
Regions Financial Corp.	50,206	750,078
Ventas, Inc. REIT	10,972	749,936
Morgan Stanley	17,107	749,458
Visa, Inc. — Class A	4,317	749,215
Synchrony Financial	21,576	748,040
Loews Corp.[1]	13,681	747,940
Fifth Third Bancorp[1]	26,743	746,130
JPMorgan Chase & Co.[1]	6,670	745,706
Prudential Financial, Inc.	7,382	745,582
MetLife, Inc.	15,007	745,398
Mastercard, Inc. — Class A	2,816	744,916
Marsh & McLennan Companies, Inc.[1]	7,461	744,235
Lincoln National Corp.[1]	11,539	743,688
PNC Financial Services Group, Inc.	5,417	743,646
Unum Group	22,163	743,569
Hartford Financial Services Group, Inc.[1]	13,330	742,748
First Republic Bank	7,602	742,335
M&T Bank Corp.[1]	4,362	741,845
State Street Corp.	13,232	741,786
Intercontinental Exchange, Inc.[1]	8,624	741,147
American Express Co.[1]	6,004	741,134
Aon plc[1]	3,840	741,043
Citizens Financial Group, Inc.	20,946	740,650
Willis Towers Watson plc[1]	3,849	737,237
Nasdaq, Inc.	7,653	735,989
Torchmark Corp.	8,215	734,914
Alliance Data Systems Corp.[1]	5,240	734,281
Assurant, Inc.[1]	6,902	734,235
Capital One Financial Corp.[1]	8,088	733,905
Discover Financial Services[1]	9,458	733,846
Prologis, Inc. REIT	9,161	733,796
Cincinnati Financial Corp.[1]	7,075	733,465

See notes to financial statements.
GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2019

	Shares	Value

COMMON STOCKS† – 98.8% (continued)
Financial – 19.4% (continued)
Mid-America Apartment Communities, Inc. REIT	6,219	$ 732,349
American International Group, Inc.[1]	13,740	732,067
Arthur J Gallagher & Co.[1]	8,352	731,552
Travelers Companies, Inc.	4,880	729,658
Aflac, Inc.[1]	13,308	729,411
U.S. Bancorp	13,920	729,408
HCP, Inc. REIT[1]	22,805	729,304
Duke Realty Corp. REIT	23,071	729,274
Allstate Corp.[1]	7,171	729,219
Host Hotels & Resorts, Inc. REIT[1]	40,005	728,891
SBA Communications Corp. REIT*	3,234	727,133
Bank of New York Mellon Corp.[1]	16,464	726,886
Invesco Ltd.[1]	35,489	726,105
Welltower, Inc. REIT[1]	8,902	725,780
Western Union Co.	36,461	725,209
Equinix, Inc. REIT[1]	1,436	724,160
Kimco Realty Corp. REIT[1]	39,108	722,716
Iron Mountain, Inc. REIT[1]	23,085	722,560
CME Group, Inc. — Class A1	3,716	721,313
Everest Re Group Ltd.	2,918	721,271
E*TRADE Financial Corp.	16,166	721,004
Digital Realty Trust, Inc. REIT[1]	6,116	720,404
Extra Space Storage, Inc. REIT[1]	6,779	719,252
BB&T Corp.[1]	14,632	718,870
Simon Property Group, Inc. REIT	4,496	718,281
Chubb Ltd.[1]	4,875	718,039
Apartment Investment & Management Co. — Class A REIT[1]	14,326	718,019
Charles Schwab Corp.	17,861	717,834
Public Storage REIT	3,010	716,892
Crown Castle International Corp. REIT[1]	5,495	716,273
AvalonBay Communities, Inc. REIT[1]	3,520	715,194
Essex Property Trust, Inc. REIT[1]	2,448	714,645
Progressive Corp.	8,937	714,334
SunTrust Banks, Inc.	11,344	712,970
Equity Residential REIT[1]	9,360	710,611
Macerich Co. REIT[1]	21,213	710,423
Regency Centers Corp. REIT	10,636	709,847
Vornado Realty Trust REIT	11,065	709,266
American Tower Corp. — Class A REIT[1]	3,468	709,033
Federal Realty Investment Trust REIT[1]	5,501	708,309
UDR, Inc. REIT	15,773	708,050

See notes to financial statements.
20 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2019

	Shares	Value

COMMON STOCKS† – 98.8% (continued)
Financial – 19.4% (continued)
Cboe Global Markets, Inc.[1]	6,799	$ 704,580
Boston Properties, Inc. REIT[1]	5,418	698,922
Ameriprise Financial, Inc.[1]	4,771	692,558
Realty Income Corp. REIT[1]	9,997	689,493
Alexandria Real Estate Equities, Inc. REIT[1]	4,841	683,017
SL Green Realty Corp. REIT	8,367	672,456
Total Financial		73,399,101
Consumer, Cyclical – 13.3%
L Brands, Inc.[1]	32,541	849,320
General Motors Co.[1]	20,541	791,445
PVH Corp.	8,319	787,310
Tapestry, Inc.	24,797	786,809
Aptiv plc[1]	9,724	785,991
Wynn Resorts Ltd.[1]	6,336	785,601
Newell Brands, Inc.	50,517	778,972
Best Buy Company, Inc.[1]	11,093	773,515
Marriott International, Inc. — Class A1	5,479	768,649
Whirlpool Corp.	5,399	768,601
Hilton Worldwide Holdings, Inc.	7,841	766,379
Walgreens Boots Alliance, Inc.	13,934	761,772
CarMax, Inc.*,1	8,768	761,325
Hanesbrands, Inc.[1]	44,153	760,315
Capri Holdings Ltd.*,1	21,859	758,070
Harley-Davidson, Inc.[1]	21,146	757,661
MGM Resorts International	26,482	756,591
Fastenal Co.[1]	23,144	754,263
Tiffany & Co.	8,048	753,615
Leggett & Platt, Inc.[1]	19,591	751,707
BorgWarner, Inc.[1]	17,888	750,938
Ford Motor Co.[1]	73,397	750,851
Tractor Supply Co.	6,901	750,829
PACCAR, Inc.	10,461	749,635
Darden Restaurants, Inc.[1]	6,120	744,988
Costco Wholesale Corp.[1]	2,815	743,892
Advance Auto Parts, Inc.[1]	4,825	743,726
LKQ Corp.*,1	27,915	742,818
Delta Air Lines, Inc.[1]	13,083	742,460
Walmart, Inc.	6,716	742,051
Ralph Lauren Corp. — Class A	6,532	741,970
Lowe’s Companies, Inc.[1]	7,352	741,890
Copart, Inc.*	9,924	741,720

See notes to financial statements.
GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2019

	Shares	Value

COMMON STOCKS† – 98.8% (continued)
Consumer, Cyclical – 13.3% (continued)
Alaska Air Group, Inc.[1]	11,605	$ 741,676
McDonald’s Corp.[1]	3,568	740,931
Home Depot, Inc.[1]	3,560	740,373
Yum! Brands, Inc.[1]	6,672	738,390
Genuine Parts Co.[1]	7,116	737,075
NIKE, Inc. — Class B	8,779	736,997
United Continental Holdings, Inc.*	8,408	736,120
VF Corp.	8,394	733,216
American Airlines Group, Inc.[1]	22,414	730,921
Dollar General Corp.[1]	5,398	729,594
Kohl’s Corp.[1]	15,334	729,132
Macy’s, Inc.[1]	33,975	729,104
Starbucks Corp.[1]	8,695	728,902
TJX Companies, Inc.	13,733	726,201
Chipotle Mexican Grill, Inc. — Class A*,1	989	724,818
Gap, Inc.[1]	40,292	724,047
Norwegian Cruise Line Holdings Ltd.*	13,495	723,737
Target Corp.	8,344	722,674
WW Grainger, Inc.[1]	2,689	721,270
Hasbro, Inc.[1]	6,816	720,315
AutoZone, Inc.*,1	654	719,053
Ross Stores, Inc.	7,254	719,016
Southwest Airlines Co.	14,135	717,775
Ulta Beauty, Inc.*	2,065	716,328
Nordstrom, Inc.	22,462	715,639
Royal Caribbean Cruises Ltd.	5,901	715,260
Dollar Tree, Inc.*,1	6,640	713,070
Foot Locker, Inc.[1]	16,987	712,095
Mohawk Industries, Inc.*	4,810	709,331
PulteGroup, Inc.	22,298	705,063
O’Reilly Automotive, Inc.*	1,888	697,276
DR Horton, Inc.[1]	15,938	687,406
Lennar Corp. — Class A1	13,679	662,884
Carnival Corp.[1]	13,789	641,878
Under Armour, Inc. — Class A*	14,217	360,401
Under Armour, Inc. — Class C*	14,576	323,587
Total Consumer, Cyclical		50,277,234
Industrial – 13.2%
Arconic, Inc.[1]	31,876	823,038
Deere & Co.[1]	4,835	801,208
Flowserve Corp.[1]	15,023	791,562

See notes to financial statements.
22 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2019

	Shares	Value

COMMON STOCKS† – 98.8% (continued)
Industrial – 13.2% (continued)
Jacobs Engineering Group, Inc.[1]	9,355	$ 789,469
Textron, Inc.	14,813	785,682
Keysight Technologies, Inc.*	8,738	784,760
Caterpillar, Inc.[1]	5,757	784,622
Ball Corp.[1]	11,199	783,818
AMETEK, Inc.[1]	8,619	782,950
Agilent Technologies, Inc.[1]	10,469	781,720
Emerson Electric Co.[1]	11,670	778,622
Eaton Corporation plc[1]	9,346	778,335
Mettler-Toledo International, Inc.*	926	777,840
General Dynamics Corp.[1]	4,277	777,644
Waters Corp.*	3,605	775,940
FLIR Systems, Inc.	14,329	775,199
Fortune Brands Home & Security, Inc.[1]	13,562	774,797
TE Connectivity Ltd.[1]	8,080	773,902
Wabtec Corp.[1]	10,772	772,999
Fortive Corp.[1]	9,472	772,157
Amcor plc*	67,017	770,025
Boeing Co.[1]	2,110	768,061
Rockwell Automation, Inc.	4,680	766,724
Huntington Ingalls Industries, Inc.[1]	3,410	766,363
Cummins, Inc.[1]	4,470	765,890
Pentair plc[1]	20,564	764,981
Northrop Grumman Corp.	2,367	764,801
Dover Corp.[1]	7,625	764,025
Allegion plc[1]	6,909	763,790
Kansas City Southern[1]	6,265	763,202
3M Co.	4,394	761,656
United Technologies Corp.	5,846	761,149
Lockheed Martin Corp.[1]	2,092	760,526
PerkinElmer, Inc.	7,881	759,256
AO Smith Corp.	16,088	758,710
Vulcan Materials Co.	5,525	758,638
Parker-Hannifin Corp.	4,461	758,415
Johnson Controls International plc[1]	18,335	757,419
Xylem, Inc.[1]	9,034	755,604
Martin Marietta Materials, Inc.[1]	3,270	752,460
General Electric Co.[1]	71,603	751,831
Expeditors International of Washington, Inc.[1]	9,902	751,166
Masco Corp.[1]	19,130	750,661
Norfolk Southern Corp.	3,761	749,680

See notes to financial statements.
GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2019

	Shares	Value

COMMON STOCKS† – 98.8% (continued)
Industrial – 13.2% (continued)
TransDigm Group, Inc.*	1,549	$ 749,406
Stanley Black & Decker, Inc.	5,176	748,501
Amphenol Corp. — Class A1	7,767	745,166
United Parcel Service, Inc. — Class B	7,208	744,370
Ingersoll-Rand plc[1]	5,875	744,186
Union Pacific Corp.	4,386	741,716
Illinois Tool Works, Inc.[1]	4,914	741,080
Westrock Co.	20,319	741,034
Honeywell International, Inc.	4,239	740,087
Snap-on, Inc.	4,464	739,417
CH Robinson Worldwide, Inc.[1]	8,751	738,147
Waste Management, Inc.	6,393	737,560
J.B. Hunt Transport Services, Inc.[1]	8,063	737,039
Roper Technologies, Inc.	2,009	735,816
CSX Corp.[1]	9,492	734,396
Garmin Ltd.[1]	9,180	732,564
Packaging Corporation of America	7,684	732,439
FedEx Corp.[1]	4,451	730,810
Republic Services, Inc. — Class A	8,420	729,509
Harris Corp.	3,843	726,827
Raytheon Co.	4,130	718,125
Sealed Air Corp.	16,527	707,025
Total Industrial		50,106,517
Technology – 10.4%
Western Digital Corp.	20,162	958,703
Micron Technology, Inc.*	22,428	865,497
IPG Photonics Corp.*,1	5,552	856,396
NVIDIA Corp.	5,064	831,661
Xilinx, Inc.[1]	6,948	819,308
QUALCOMM, Inc.	10,659	810,830
Electronic Arts, Inc.*,1	7,899	799,853
Applied Materials, Inc.[1]	17,766	797,871
Analog Devices, Inc.[1]	7,042	794,831
Qorvo, Inc.*	11,910	793,325
Broadcom, Inc.[1]	2,754	792,766
KLA-Tencor Corp.[1]	6,677	789,221
Skyworks Solutions, Inc.	10,202	788,309
Adobe, Inc.*,1	2,670	786,715
Texas Instruments, Inc.	6,826	783,352
Oracle Corp.	13,748	783,224
Maxim Integrated Products, Inc.	13,069	781,788

See notes to financial statements.
24 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2019

	Shares	Value

COMMON STOCKS† – 98.8% (continued)
Technology – 10.4% (continued)
DXC Technology Co.[1]	14,163	$ 781,090
Seagate Technology plc[1]	16,550	779,836
Lam Research Corp.[1]	4,143	778,221
Hewlett Packard Enterprise Co.[1]	51,767	773,917
Cadence Design Systems, Inc.*	10,817	765,952
HP, Inc.[1]	36,791	764,885
Microchip Technology, Inc.	8,805	763,393
ANSYS, Inc.*,1	3,716	761,111
Intel Corp.[1]	15,858	759,122
Activision Blizzard, Inc.[1]	16,056	757,843
Synopsys, Inc.*	5,869	755,282
Autodesk, Inc.*,1	4,631	754,390
Xerox Corp.[1]	21,281	753,560
Take-Two Interactive Software, Inc.*	6,637	753,499
Cognizant Technology Solutions Corp. — Class A1	11,883	753,263
Intuit, Inc.[1]	2,882	753,153
Apple, Inc.[1]	3,800	752,096
Fiserv, Inc.*,1	8,212	748,606
International Business Machines Corp.[1]	5,420	747,418
Akamai Technologies, Inc.*,1	9,317	746,664
Cerner Corp.[1]	10,141	743,335
Fortinet, Inc.*	9,675	743,330
Citrix Systems, Inc.[1]	7,568	742,723
Red Hat, Inc.*,1	3,955	742,591
MSCI, Inc. — Class A	3,107	741,920
NetApp, Inc.	12,012	741,140
salesforce.com, Inc.*	4,883	740,898
Microsoft Corp.	5,530	740,799
Fidelity National Information Services, Inc.[1]	6,034	740,251
Advanced Micro Devices, Inc.*	24,127	732,737
Accenture plc — Class A1	3,960	731,689
Broadridge Financial Solutions, Inc.	5,628	718,583
Jack Henry & Associates, Inc.[1]	5,315	711,785
Paychex, Inc.	8,451	695,433
Total Technology		39,304,165
Communications – 6.2%
Symantec Corp.	37,836	823,311
Arista Networks, Inc.*,1	3,103	805,601
Netflix, Inc.*	2,156	791,942
Corning, Inc.[1]	23,698	787,484
Facebook, Inc. — Class A*,1	4,039	779,527

See notes to financial statements.
GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2019

	Shares	Value

COMMON STOCKS† – 98.8% (continued)
Communications – 6.2% (continued)
F5 Networks, Inc.*,1	5,349	$ 778,975
CenturyLink, Inc.[1]	65,991	776,054
Booking Holdings, Inc.*,1	412	772,381
Expedia Group, Inc.[1]	5,776	768,381
Motorola Solutions, Inc.	4,568	761,623
AT&T, Inc.[1]	22,643	758,767
Omnicom Group, Inc.	9,230	756,399
Interpublic Group of Companies, Inc.[1]	33,190	749,762
DISH Network Corp. — Class A*,1	19,512	749,456
VeriSign, Inc.*	3,569	746,492
CBS Corp. — Class B1	14,952	746,105
Viacom, Inc. — Class B	24,923	744,450
TripAdvisor, Inc.*,1	16,081	744,389
eBay, Inc.[1]	18,825	743,588
Amazon.com, Inc.*,1	392	742,303
Charter Communications, Inc. — Class A*,1	1,868	738,196
Cisco Systems, Inc.[1]	13,379	732,233
Juniper Networks, Inc.[1]	27,496	732,218
Comcast Corp. — Class A1	17,313	731,994
Walt Disney Co.[1]	5,171	722,078
Verizon Communications, Inc.	12,569	718,067
Twitter, Inc.*,1	20,263	707,179
News Corp. — Class A	46,502	627,312
Discovery, Inc. — Class C*,1	18,552	527,804
Fox Corp. — Class A	14,271	522,890
Alphabet, Inc. — Class C*,1	342	369,671
Alphabet, Inc. — Class A*,1	333	360,572
Discovery, Inc. — Class A*,1	8,082	248,117
Fox Corp. — Class B	6,567	239,893
News Corp. — Class B	14,937	208,521
Total Communications		23,513,735
Energy – 6.0%
Marathon Petroleum Corp.[1]	15,273	853,455
HollyFrontier Corp.	18,176	841,185
TechnipFMC plc[1]	32,212	835,579
Noble Energy, Inc.	37,126	831,622
Valero Energy Corp.	9,543	816,976
Baker Hughes a GE Co.[1]	33,070	814,514
National Oilwell Varco, Inc.	36,625	814,174
Hess Corp.[1]	12,795	813,378

See notes to financial statements.
26 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2019

	Shares	Value

COMMON STOCKS† – 98.8% (continued)
Energy – 6.0% (continued)
Devon Energy Corp.[1]	28,424	$ 810,653
Schlumberger Ltd.	20,387	810,180
Diamondback Energy, Inc.	7,403	806,705
Marathon Oil Corp.[1]	56,433	801,913
EOG Resources, Inc.[1]	8,600	801,176
Phillips 66	8,558	800,515
Pioneer Natural Resources Co.	5,174	796,072
Cimarex Energy Co.[1]	13,416	795,971
ONEOK, Inc.	11,363	781,888
Halliburton Co.[1]	34,261	779,095
Apache Corp.[1]	26,646	771,935
Concho Resources, Inc.[1]	7,447	768,382
Helmerich & Payne, Inc.[1]	15,134	766,083
Williams Companies, Inc.	27,140	761,006
ConocoPhillips[1]	12,453	759,633
Exxon Mobil Corp.[1]	9,852	754,959
Chevron Corp.[1]	6,063	754,480
Occidental Petroleum Corp.	14,855	746,909
Kinder Morgan, Inc.[1]	35,679	744,977
Anadarko Petroleum Corp.[1]	10,489	740,104
Cabot Oil & Gas Corp. — Class A1	30,816	707,535
Total Energy		22,881,054
Utilities – 5.4%
Edison International[1]	12,323	830,693
NRG Energy, Inc.[1]	21,061	739,662
Entergy Corp.[1]	7,179	738,934
Dominion Energy, Inc.[1]	9,555	738,793
Atmos Energy Corp.	6,977	736,492
Duke Energy Corp.[1]	8,336	735,569
NiSource, Inc.	25,478	733,766
Sempra Energy	5,317	730,769
Southern Co.	13,162	727,595
Evergy, Inc.	12,073	726,191
Xcel Energy, Inc.[1]	12,202	725,897
Consolidated Edison, Inc.[1]	8,273	725,377
NextEra Energy, Inc.	3,539	725,000
WEC Energy Group, Inc.	8,688	724,319
DTE Energy Co.[1]	5,655	723,161
PPL Corp.	23,291	722,254
CMS Energy Corp.[1]	12,468	722,022

See notes to financial statements.
GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2019

	Shares	Value

COMMON STOCKS† – 98.8% (continued)
Utilities – 5.4% (continued)
Alliant Energy Corp.[1]	14,650	$ 719,022
American Water Works Company, Inc.[1]	6,193	718,388
AES Corp.[1]	42,861	718,350
Ameren Corp.[1]	9,549	717,225
Eversource Energy[1]	9,462	716,841
FirstEnergy Corp.[1]	16,659	713,172
American Electric Power Company, Inc.[1]	8,086	711,649
CenterPoint Energy, Inc.[1]	24,730	708,020
Pinnacle West Capital Corp.[1]	7,514	706,992
Public Service Enterprise Group, Inc.	12,016	706,781
Exelon Corp.[1]	14,419	691,247
Total Utilities		20,334,181
Basic Materials – 3.7%
Mosaic Co.[1]	32,759	819,958
Freeport-McMoRan, Inc.	68,779	798,524
Eastman Chemical Co.[1]	10,161	790,831
Newmont Goldcorp Corp.	20,387	784,288
Nucor Corp.	14,168	780,657
FMC Corp.[1]	9,167	760,403
Celanese Corp. — Class A1	7,030	757,834
Air Products & Chemicals, Inc.[1]	3,341	756,302
CF Industries Holdings, Inc.[1]	15,924	743,810
International Paper Co.[1]	17,039	738,129
PPG Industries, Inc.	6,285	733,522
DuPont de Nemours, Inc.	9,756	732,383
LyondellBasell Industries N.V. — Class A1	8,468	729,349
Albemarle Corp.[1]	10,334	727,617
Ecolab, Inc.[1]	3,683	727,172
Linde plc	3,613	725,490
International Flavors & Fragrances, Inc.[1]	4,923	714,278
Sherwin-Williams Co.	1,546	708,516
Dow, Inc.	14,320	706,119
Total Basic Materials		14,235,182
Total Common Stocks
(Cost $358,519,354)		374,586,420

See notes to financial statements.
28 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2019

	Shares	Value

EXCHANGE-TRADED FUNDS† – 45.5%
iShares Russell 2000 Index ETF[1,2]	375,224	$ 58,347,332
SPDR S&P 500 ETF Trust[1,2]	195,058	57,151,994
Invesco QQQ Trust Series 1[1,2]	305,371	57,024,981
Total Exchange-Traded Funds
(Cost $144,696,357)		172,524,307
MONEY MARKET FUND† – 2.9%
Dreyfus Treasury Securities Cash Management Fund – Institutional Class 2.10%[3]	10,826,313	10,826,313
Total Money Market Fund
(Cost $10,826,313)		10,826,313
Total Investments – 147.2%
(Cost $514,042,024)		$ 557,937,040

	Contracts	Value
OPTIONS WRITTEN† – (2.5)%
Call options on:
BNP Paribas S&P 500 Index Expiring July 2019 with strike price of $2,920
(Notional Value $114,434,464)*	389	$ (2,195,905)
BNP Paribas NASDAQ-100 Index Expiring July 2019 with strike price of $7,630
(Notional Value $114,299,018)*	149	(2,699,135)
BNP Paribas Russell 2000 Index Expiring July 2019 with strike price of $1,520
(Notional Value $116,709,614)*	745	(4,436,475)
Total Call Options Written
(Premiums received $6,008,391)		(9,331,515)
Other Assets & Liabilities, net – (44.7)%		(169,558,631)
Total Net Assets – 100.0%		$ 379,046,894

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 5.
1	All or a portion of these securities have been physically segregated in connection with borrowings. As of June 30, 2019, the total market value of segregated securities was $247,443,727.
2	Security represents cover for outstanding options written.
3	Rate indicated is the 7-day yield as of June 30, 2019.
plc	Public Limited Company
REIT	Real Estate Investment Trust

See Sector Classification in Other Information section.

See notes to financial statements.
GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2019

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 5 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
Investments in Securities (Assets)	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$374,586,420	$—	$—	$374,586,420
Exchange-Traded Funds	172,524,307	—	—	172,524,307
Money Market Fund	10,826,313	—	—	10,826,313
Total Assets	$557,937,040	$—	$—	$557,937,040

		Level 2	Level 3
	Level 1	Significant	Significant
Investments in Securities (Liabilities)	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Options Written	$9,331,515	$—	$—	$9,331,515

See notes to financial statements.
30 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	June 30, 2019

ASSETS:
Investments, at value (cost $514,042,024)	$557,937,040
Cash	515,901
Receivables:
Dividends	858,549
Interest	25,674
Other assets	49
Total assets	559,337,213
LIABILITIES:
Borrowings	170,000,000
Options written, at value (premiums received $6,008,391)	9,331,515
Investments purchased payable	7,116
Interest payable on borrowings	432,942
Investment advisory fees payable	359,111
Other liabilities	159,635
Total liabilities	180,290,319
NET ASSETS	$379,046,894
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 48,219,181 shares issued and outstanding	$482,192
Additional paid-in capital	368,107,353
Total distributable earnings (loss)	10,457,349
NET ASSETS	$379,046,894
Shares outstanding ($0.01 par value with unlimited amount authorized)	48,219,181
Net asset value	$7.86

See notes to financial statements.
GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 31

STATEMENT OF OPERATIONS (Unaudited)	June 30, 2019
For the Six Months Ended June 30, 2019

INVESTMENT INCOME:
Dividends	$ 4,891,133
Interest	117,216
Total investment income	5,008,349
EXPENSES:
Interest expense	2,750,453
Investment advisory fees	2,158,154
Professional fees	65,028
Administration fees	60,287
Fund accounting fees	55,400
Printing fees	54,444
Trustees’ fees and expenses*	49,413
Custodian fees	38,180
Listing fees	23,290
Transfer agent fees	9,836
Insurance	4,061
Other expenses	5,080
Total expenses	5,273,626
Net investment loss	(265,277)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	17,243,729
Options written	(23,084,481)
Net realized loss	(5,840,752)
Net change in unrealized appreciation (depreciation) on:
Investments	69,957,081
Options written	1,168,395
Net change in unrealized appreciation (depreciation)	71,125,476
Net realized and unrealized gain	65,284,724
Net increase in net assets resulting from operations	$ 65,019,447

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
32 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	June 30, 2019

	Period Ended
	June 30, 2019	Year Ended
	(Unaudited)	December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(265,277)	$(531,613)
Net realized gain (loss) on investments	(5,840,752)	50,230,684
Net change in unrealized appreciation (depreciation) on investments	71,125,476	(100,947,811)
Net increase (decrease) in net assets resulting from operations	65,019,447	(51,248,740)
Distributions to shareholders	(23,113,383)	(30,466,718)
Return of capital	—	(15,695,856)
Total Distributions	(23,113,383)	(46,162,574)
SHAREHOLDER TRANSACTIONS:
Reinvestments of distributions	671,852	838,416
Net increase in net assets resulting from shareholder transactions	671,852	838,416
Net increase (decrease) in net assets	42,577,916	(96,572,898)
NET ASSETS:
Beginning of period	336,468,978	433,041,876
End of period	$379,046,894	$336,468,978

See notes to financial statements.
GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 33

STATEMENT OF CASH FLOWS (Unaudited)	June 30, 2019
For the Six Months Ended June 30, 2019

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$65,019,447
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(69,957,081)
Net change in unrealized (appreciation) depreciation on options written	(1,168,395)
Net realized gain on investments	(17,243,729)
Net realized loss on options written	23,084,481
Purchase of long-term investments	(65,261,864)
Proceeds from sales of long-term investments	90,121,897
Net proceeds from sale of short-term investments	3,166,799
Corporate actions and other payments	146,421
Premiums received on options written	155,772,067
Cost of closing options written	(182,846,897)
Increase in dividends receivable	(52,506)
Decrease in interest receivable	32,497
Decrease in investments sold receivable	209,830
Decrease in other assets	4,060
Decrease in interest payable on borrowings	(43,345)
Increase in investments purchased payable	7,116
Increase in investment advisory fees payable	3,277
Decrease in other liabilities	(78,211)
Net Cash Provided by Operating and Investing Activities	$915,864
Cash Flows From Financing Activities:
Distributions to common shareholders	$(22,441,531)
Proceeds from borrowings	42,000,000
Payments made on borrowings	(20,000,000)
Net Cash Used in Financing Activities	(441,531)
Net increase in cash	474,333
Cash at Beginning of Period	41,568
Cash at End of Period	$515,901
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$2,793,798
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$671,852

See notes to financial statements.
34 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	June 30, 2019

	Period Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data:
Net asset value, beginning of period	$6.99		$9.01	$8.35	$8.37	$9.19	$9.47
Income from investment operations:
Net investment (loss) income(a)	(0.01)		(0.01)	0.01	0.06	0.06	(0.06)
Net gain (loss) on investments (realized and unrealized)	1.36		(1.05)	1.61	0.88	0.08	0.74
Total from investment operations	1.35		(1.06)	1.62	0.94	0.14	0.68
Less distributions from:
Net investment income	(0.48)		(0.03)	(0.25)	(0.47)	(0.53)	(0.96)
Capital Gains	—		(0.60)	(0.42)	—	—	—
Return of capital	—		(0.33)	(0.29)	(0.49)	(0.43)	—
Total distributions to shareholders	(0.48)		(0.96)	(0.96)	(0.96)	(0.96)	(0.96)
Net asset value, end of period	$7.86		$6.99	$9.01	$8.35	$8.37	$9.19
Market value, end of period	$8.13		$6.78	$8.90	$8.00	$7.68	$8.64
Total Return(b)
Net asset value	19.44%		-12.79%	20.25%	11.87%	1.71%	7.36%
Market value	27.37%		-14.24%	24.34%	17.86%	0.28%	8.47%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$379,047		$336,469	$433,042	$159,229	$159,669	$175,241
Ratio to average net assets of:
Net investment income (loss), including interest expense	(0.14	)%(h)	(0.13)%	0.14%	0.78%	0.69%	(0.69)%
Total expenses, including interest expense(c)	2.84	%(h)	2.64%	2.34%	2.16%	2.03%	1.83%
Net expenses, including interest expense(c)(d)(e)(f)	2.84	%(h)	2.64%	2.32%	2.01%	1.88%	1.69%
Portfolio turnover rate	12%		25%	67%	143%	358%	664%

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 35

FINANCIAL HIGHLIGHTS continued	June 30, 2019

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014

Senior Indebtedness:
Borrowings – committed facility agreement (in thousands)	$170,000	$148,000	$198,000	$72,000	$80,000	$85,000
Asset Coverage per $1,000 of borrowings(g)	$3,230	$3,273	$3,187	$3,212	$2,996	$3,062

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Excluding interest expense, the net expense ratios for the period ended June 30, 2019 and the years ended December 31 would be:

June 30, 2019
(Unaudited)	2018	2017	2016	2015	2014
1.36%(h)	1.37%	1.44%(f)	1.46%	1.44%	1.35%

(e)	Net expense information reflects the expense ratios after expense waivers, as applicable.
(f)	Excluding interest and merger expenses, the net expense ratio for the year ended December 31, 2017 would be 1.37%.
(g)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the borrowings.
(h)	Annualized.

See notes to financial statements.

36 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	June 30, 2019

Note 1 – Organization
Guggenheim Enhanced Equity Income Fund (the “Fund” or “GPM”) a Delaware statutory trust, is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s primary investment objective is to seek to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy which will follow a proprietary dynamic rules-based methodology. The Fund seeks to earn income and gains both from dividends paid by the securities owned by the Fund and cash premiums received from selling options.
Note 2 – Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
The net asset value per share (“NAV”) of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less liabilities by the number of outstanding shares of the Fund.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.
Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually at

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2019

4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.
Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sales price.
Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost provided such amount approximates market value. Money market funds are valued at their NAV.
Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.
Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter (“OTC”) options are valued using the average bid price (for long options) or average ask price (for short options) obtained from one or more security dealers.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by Guggenheim Funds Investment Advisors,LLC (“GFIA” or the “Adviser”), subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2019

(c) Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.
Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt, if any, is shown as net realized gains or losses on foreign currency transactions on the Fund’s Statement of Operations.
Foreign exchange unrealized appreciation or depreciation on assets and liabilities, other than investments, if any, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations.
(d) Distributions to Shareholders
The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
The Fund adopted a managed distribution policy (the “Distribution Policy”) effective with the June 30, 2017 distribution. Under the terms of the Distribution Policy, the Fund will pay a quarterly distribution in a fixed amount and will continue to do so until such amount is modified by the Board. If sufficient net investment income is not available, the distribution will be supplemented by short/long-term capital gains and, to the extent necessary, return of capital.
(e) Covered Call Options and Put Options
When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as written options on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2019

If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
When a call option is purchased, the Fund obtains the right (but not the obligation) to buy the underlying instrument at the strike price at any time during the option period. When a put option is purchased, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at the strike price at any time during the option period. When the Fund purchases an option, an amount equal to the premium paid by the Fund is reflected as an asset and subsequently marked-to-market to reflect the current market value of the option purchased. Purchased options are included with Investments on the Statement of Assets and Liabilities.
(f) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Derivatives
As part of its investment strategy, the Fund utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund utilized derivatives for the following purposes:
Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Speculation: the use of an instrument to express macro-economic and other investment views.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2019

Options Purchased and Written
The Fund employs an option strategy in attempt to generate income and gains from option premiums received from selling options. The Fund intends to pursue its options strategy utilizing a proprietary dynamic rules-based methodology. The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the OTC market as a means achieving additional return or of hedging the value of the Fund’s portfolio.
A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid. As of June 30, 2019, there were no options purchased outstanding.
The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.
The following table represents the Fund’s use and volume of call/put options written on a quarterly basis:

	Average Number of	Average
Use	Contracts	Notional Amount
Hedge, Speculation	1,288	$344,184,174

Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of June 30, 2019:

Derivative Investment Type	Liability Derivatives
Equity Contracts	Options written, at value

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at June 30, 2019:

Liability Derivative Investments Value
Options Written
Equity Risk
$9,331,515

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended June 30, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity Contracts	Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2019

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended June 30, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Options Written
Equity Risk
($23,084,481)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments
Recognized on the Statement of Operations
Options Written
Equity Risk
$1,168,395

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund.
The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.
Note 4 – Fees and Other Transactions with Affiliates
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser, Both GFIA and GPIM are indirect wholly-owned subsidiaries of Guggenheim Partners,, LLC (“Guggenheim”), a global diversified financial services firm.
Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the supervision of the Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel.
Under the Advisory Agreement, GFIA is entitled to receive an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Prior to March 20, 2017, GFIA received an investment advisory fee at an annual rate equal to 1.00% of the average daily value of the Fund’s total managed assets. Under the terms of a fee waiver agreement, GFIA and the Fund had contractually agreed to a permanent ten (10) basis point reduction in the advisory fee, such that the Fund paid to the Adviser an investment advisory fee at an annual rate equal to 0.90% of the average daily value of the Fund’s total managed assets. Also under the terms of a fee waiver agreement, and for so long as the investment sub-adviser of the Fund was an affiliate of GFIA, GFIA had agreed to waive an additional ten (10) basis points of its advisory fee such that the Fund paid to GFIA an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Pursuant to the Sub-Advisory Agreement, the Adviser pays to GPIM a sub-advisory fee equal to 0.40% of the average daily value of the Fund’s total managed assets.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2019

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 5 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2019

Note 6 – Borrowings
The Fund has entered into a $90,000,000 committed credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund agreed tol provide the pledged collateral to the lender. Interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. Effective March 20, 2017, in connection with the merger of Guggenheim Enhanced Equity Strategy Fund (GGE) and Guggenheim Equal Weight Enhanced Equity Income Fund (GEQ) (the “Target Funds”) with and into GPM the committed credit facility agreement was amended to a $250,000,000 maximum commitment amount. As of June 30, 2019, there was $170,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility during the period ended June 30, 2019, was $169,906,077 with a related average interest rate of 3.26%. The maximum amount outstanding during the period was $177,000,000. As of June 30, 2019, the market value of the securities segregated as collateral is $247,443,727.
The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party, other than to the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 7 – Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.
Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2019

At June 30, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value were as follows:

			Net Unrealized
	Tax Unrealized	Tax Unrealized	Appreciation/
Tax Cost	Appreciation	Depreciation	(Depreciation)
$509,040,607	$76,184,979	$(36,620,061)	$39,564,918

As of December 31, 2018, (the most recent fiscal year end for U.S. federal income tax purposes) tax components of accumulated earnings/(losses) were as follows:

Undistributed	Undistributed	Accumulated	Net Unrealized
Ordinary	Long-Term	Capital and	Appreciation
Income	Capital Gain	Other Losses	(Depreciation)
$ —	$ —	$(4,472,552)	$(26,976,163)

For the year ended December 31, 2018, (the most fiscal year end for U.S. federal income tax purposes) the tax character of distributions paid was as follows:

Ordinary	Long-Term	Return of
Income	Capital Gains	Capital	Total
$1,374,019	$29,092,699	$15,695,856	$46,162,574

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
Note 8 – Securities Transactions
For the period ended June 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and derivative transactions, were as follows:

Purchases	Sales
$65,261,864	$90,121,897

Note 9 – Capital
Common Shares
The Fund has unlimited amount of common shares, $0.01 par value, authorized 48,219,181 shares issued and outstanding. Transactions in common shares were as follows:

	Period Ended	Year Ended
	June 30, 2019	December 31, 2018
Beginning shares	48,133,460	48,036,872
Shares issued through dividend reinvestment	85,721	96,588
Ending shares	48,219,181	48,133,460

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2019

Note 10 – Recent Regulatory Reporting Updates
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of June 30, 2019, the Fund has fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.
Note 11 – Subsequent Events
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

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OTHER INFORMATION (Unaudited)	June 30, 2019

Expense Ratio Information
The expense ratios shown on the Financial Highlights page of this report do not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the expense ratio would increase by 0.07% for the period ended June 30, 2019.
Federal Income Tax Information
In January 2020, you will be advised on IRS Form 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2019.
Results of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on April 4, 2019. Shareholders voted on the election of Trustees. With regards to the election of the following Trustees by Shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Amy J. Lee	42,805,149	562,757	608,191
Ronald E. Toupin, Jr.	42,687,361	600,010	688,726

The other Trustees of the Fund not up for elections in 2019 are Randall C. Barnes, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III and Ronald A. Nyberg.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classifica -tion system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.
Trustees
The Trustees of the Guggenheim Enhanced Equity Income Fund and their principal business occupations during the past five years:

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes (1951)	Trustee	Since 2005	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

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OTHER INFORMATION (Unaudited) continued	June 30, 2019

				Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 2014	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	48	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2014	Current: President, Washburn University (1997-present).	48	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2011	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	48	Former: Zincore Metals, Inc. (2009-January 2019).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2005	Current: Partner, Momkus, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49
Current: PPM Funds (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation- Linked Opportunities & Income Fund (2004 – present); Western Asset Inflation-Linked Income Fund (2003-
present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

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OTHER INFORMATION (Unaudited) continued	June 30, 2019

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2005
Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institutes (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
48
Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004- present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016); Bennett Group of Funds (2011-2013).

Interested Trustee:
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2013 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017-2018); Vice President, Associate General and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	48	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
This is the period for which the Trustee began serving the Fund. After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he or she serves:

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OTHER INFORMATION (Unaudited) continued	June 30, 2019

—Messrs. Barnes and Chubb are Class I Trustees. The Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending December 31, 2020.
—Messrs. Farley, Friedrich and Nyberg, are Class II Trustees. The Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending December 31, 2021.
—Messr. Toupin and Ms. Lee are Class III Trustees. The Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending December 31, 2022.
***	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Adviser and/or the parent of the Adviser.

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Officers
The Officers of the Guggenheim Enhanced Equity Income Fund, who are not Trustees, and their principal occupations during the past five years:

Name, Address*	Position(s) held	Term of Office and	Principal Occupations
and Year of Birth	with the Trust	Length of Time Served**	During Past Five Years
Officers:
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Office, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present).

Former: AML Officer, certain funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2006
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 51

OTHER INFORMATION (Unaudited) continued	June 30, 2019

Name, Address*	Position(s) held	Term of Office and	Principal Occupations
and Year of Birth	with the Trust	Length of Time Served**	During Past Five Years
Officers continued:
Adam J. Nelson (1979)	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013- 2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

52 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	June 30, 2019

Name, Address*	Position(s) held	Term of Office and	Principal Occupations
and Year of Birth	with the Trust	Length of Time Served**	During Past Five Years
Officers continued:
Jon Szafran (1989)	Assistant Treasurer	Since 2017
Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 53

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ENHANCED EQUITY INCOME FUND (GPM)	June 30, 2019

Guggenheim Enhanced Equity Income Fund (the “Fund”) is a Delaware statutory trust that is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)
Under the terms of the Investment Advisory Agreement, GFIA is responsible for overseeing the activities of GPIM, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, and makes and executes recommendations for the purchase and sale of securities for the Fund.
Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Fund (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 25, 2019 (the “April Meeting”) and on May 21, 2019 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.
As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by Guggenheim is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Fund and other information relevant to its evaluation of the Advisory Agreements.
In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities.

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APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ENHANCED EQUITY INCOME FUND (GPM) continued	June 30, 2019

The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board. In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience in governing the Fund and weighed the factors and standards discussed with Independent Legal Counsel.
Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term.
Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that, although the Adviser delegated portfolio management responsibility to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.1 As a result, the Committee did not evaluate the services provided to the Fund under the Investment Advisory Agreement and Sub-Advisory Agreement separately.
The Committee also considered the secondary market support services provided by Guggenheim to the Fund and noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Fund.
The Committee’s review of the services provided by Guggenheim to the Fund included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services

[1]
Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Advisory Agreements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 55

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ENHANCED EQUITY INCOME FUND (GPM) continued	June 30, 2019

to the Fund, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, custodian and other service providers to the Fund. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to funds in the Guggenheim fund complex, including the OCFO’s resources, personnel and services provided.
With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)
The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.
Investment Performance: The Fund commenced investment operations on August 25, 2005 and its investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. The Committee received data showing the Fund’s total return on a net asset value (“NAV”) and market price basis for the ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2018, as well as total return based on NAV since inception. The Committee noted that, prior to June 22, 2010, the Fund employed a different strategy and unaffiliated investment sub-adviser.
The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group of funds”) and, for NAV returns, performance versus the Fund’s benchmark for the same time periods. The Committee noted that the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe, and excludes funds that: (i) are sector, country or narrowly focused; (ii) do not invest substantially all of their assets in U.S. large-capitalization stocks; and (iii) generally do not utilize an option strategy. The Committee noted that the peer group of funds consists of 13 other U.S. equity covered called

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APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ENHANCED EQUITY INCOME FUND (GPM) continued	June 30, 2019

funds from four fund complexes. The Committee also considered that the peer group of funds is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting.
The Committee observed that the returns of the Fund ranked in the 85th, 62nd and 100th percentiles of its peer group of funds on an NAV basis for the five-year, three-year and one-year periods ended December 31, 2018, respectively.
In addition, the Committee took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to peer groups of competing strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark, with the Fund’s risk metrics ranked against its peer group. In assessing the foregoing, the Committee considered Guggenheim’s statement that the Fund’s returns suffered during the one-year period due to spikes in realized market volatility while not being compensated by a corresponding increase in option-implied volatility. The Committee considered Guggenheim’s statement that, relative to peer strategies, the Fund has tended to have lower tracking error over the past one-year, three-year and five-year periods, but higher total volatility and beta to the S&P 500 Index, reflecting the investment strategy’s target of a risk profile consistent with the Index, compared to peers which typically target a lower risk profile. Guggenheim also stated that the Fund adopted its current options strategy in June 2015 and transitioned to an Equal Weight S&P 500 beta exposure in 2017 following the merger of Guggenheim Enhanced Equity Strategy Fund (GGE) and Guggenheim Equal Weight Enhanced Equity Income Fund (GEQ) with and into the Fund. In addition, Guggenheim stated that, since the Adviser began managing the Fund in June 2010, the Fund’s returns have ranked in the top half of its peer group of funds.
The Committee also considered the Fund’s structure and form of leverage, and, among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2018, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2018 and annualized for the three-year and since-inception periods ended December 31, 2018.
After reviewing the foregoing and related factors, the Committee concluded that the Fund’s performance was acceptable.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from Its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) calculated at average managed assets for the latest fiscal year,2 and the Fund’s net effective management fee and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees (based on average net assets) and expense ratios, including expense ratio

[2]
Contractual advisory fee rankings represent the percentile ranking of the Fund’s contractual advisory fee relative to peers assuming that the contractual advisory fee for each fund in the peer group is calculated on the basis of the Fund’s average managed assets.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 57

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ENHANCED EQUITY INCOME FUND (GPM) continued	June 30, 2019

components (e.g., transfer agency fees, administration fees and other operating expenses) of the peer group of funds.
The Committee observed that the Fund’s contractual advisory fee based on average managed assets ranks in the first quartile (1st percentile) of its peer group; and the Fund’s net effective management fee (representing the combined effective advisory fee and administration fee) on average net assets and total net expense ratio (excluding interest expense) on average net assets each rank in the fourth quartile (100th percentile) of its peer group. The Committee considered Guggenheim’s statement that, because the Fund employs leverage while none of the 13 other funds within the peer group of funds employs leverage, the Fund’s net effective management fee and total net expense ratio appear higher when calculated on net assets. The Committee took into account additional expense ratio comparisons provided in the FUSE report, including the total net expense ratio, as a percentage of average managed assets for the latest fiscal year, after waivers and/or reimbursements (if any) and excluding interest (leverage) expenses for the Fund and each of its peer group constituent funds. The Committee noted that, when presented in this manner, the Fund’s total net expense ratio is below both the peer group average and median.
The Committee also noted that the Adviser did not identify any other clients or accounts considered to have similar investment strategies and policies as the Fund.
With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2018, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2017. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.
The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fallout” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund.
Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow (primarily through the appreciation of the Fund’s investment portfolio), whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Committee

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APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ENHANCED EQUITY INCOME FUND (GPM) continued	June 30, 2019

considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. In addition, the Committee took into account that given the relative size of the Fund, Guggenheim does not believe breakpoints are appropriate at this time. The Committee also noted that to the extent the Fund’s assets increase over time (whether through periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Committee also took into account the competitiveness of the Fund’s contractual advisory fee (based on average managed assets), which ranks in the first quartile of its peer group.
Based on the foregoing, the Committee determined that the Fund’s advisory fee was reasonable.
Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for the Fund—GFIA and GPIM, respectively—are part of Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Investment Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the Investment Advisory Agreement.
With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)
The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.
Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Investment Advisory Agreement.
Comparative Fees, Costs of Services Provided and the Profits Realized by the SubAdviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate with respect to the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was not unreasonable.
Economies of Scale: The Committee recognized that, because the SubAdviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale” above.)

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 59

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ENHANCED EQUITY INCOME FUND (GPM) continued	June 30, 2019

Overall Conclusions
Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.

60 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	June 30, 2019

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date; provided that, if the net asset value is less than or equal to 95% of the then current market price per common share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

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DIVIDEND REINVESTMENT PLAN (Unaudited) continued	June 30, 2019

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company N.A., P.O. Box 30170, College Station, TX 77842-3170; Attention Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

62 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FUND INFORMATION	June 30, 2019

Board of Trustees

Randall C. Barnes
Donald A. Chubb, Jr.
Jerry B. Farley
Roman Friedrich III
Amy J. Lee*
Ronald A. Nyberg
Ronald E. Toupin, Jr.,
Chairman

*  This Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested
Trustee”) of the Fund because of her position as President of the Investment Adviser and Sub-Adviser.

Principal Executive Officers

Brian E. Binder
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA

Accounting Agent and Administrator
MUFG Investor Services (US), LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp.
New York, NY

Legal Counsel
Skadden, Arps, Slate, Meagher &
Flom LLP
New York, NY

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Tysons, VA

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 63

FUND INFORMATION continued	June 30, 2019

Privacy Principles of Guggenheim Enhanced Equity Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Enhanced Equity Income Fund?
• If your shares are held in a Brokerage Account, contact your Broker.
• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
  Computershare Trust Company N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor
This report is sent to shareholders of Guggenheim Enhanced Equity Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 882-0688.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (866) 882-0688, by visiting the Fund’s website at guggenheiminvestments.com/gpm or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/gpm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

64 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

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ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(08/19)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GPM-SAR-0619

Item 2.  Code of Ethics.
    Not applicable.
Item 3.  Audit Committee Financial Expert.
 Not applicable.
Item 4.  Principal Accountant Fees and Services.
             Not applicable.
Item 5.  Audit Committee of Listed Registrants.
             Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)	The registrant has not participated in securities lending activities during the period covered by this report.
(b)	Not applicable.

Item 13.  Exhibits.
(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3)	Not applicable.
(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)
Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated December 9, 2013[1]

1  The Fund’s Investment Adviser received exemptive relief from the Securities and Exchange Commission permitting closed-end investment companies advised by the Investment Adviser, including the Fund, to make periodic distributions of long-term capital gains as frequently as twelve times each year. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders.  In that regard, attached hereto are copies of each such notice made during the period.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Guggenheim Enhanced Equity Income Fund
By:         /s/ Brian E. Binder
Name:    Brian E. Binder
Title:      President and Chief Executive Officer
Date:      September 6, 2019
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:         /s/ Brian E. Binder
Name:    Brian E. Binder
Title:      President and Chief Executive Officer
Date:      September 6, 2019
By:         /s/ John L. Sullivan
Name:    John L. Sullivan
Title:      Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:      September 6, 2019